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                                                                    EXHIBIT 23.1

   CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference in: the Registration Statement (Form S-8 No. 33-99582) pertaining to the Photon Dynamics, Inc. 1995 Employee Stock Purchase Plan; the Registration Statement (Form S-8 No. 333-05283) pertaining to the Photon Dynamics, Inc. 1987 Stock Option Plan and 1995 Stock Option Plan; the Registration Statement (Form S-8 No. 333-51413) pertaining to the Photon Dynamics, Inc. 1995 Stock Option Plan and 1995 Employee Stock Purchase Plan; the Registration Statement (Form S-8 No. 333-72761) pertaining to the Photon Dynamics, Inc. 1995 Stock Option Plan and 1995 Employee Stock Purchase Plan; the Registration Statement (Form S-8 No. 333-95479) pertaining to the Photon Dynamics, Inc. 1995 Stock Option Plan, 1995 Employee Stock Purchase Plan, the CR Technology, Inc. 1983 Stock Option Plan and 1991 Stock Option Plan; the Registration Statement (Form S-8 No. 333-54254) pertaining to the Photon Dynamics, Inc. 1995 Stock Option Plan, 1995 Employee Stock Purchase Plan, 2001 Equity Incentive Plan and Image Processing Systems Inc. Share Incentive Plan; the Registration Statement (Form S-8 No. 333-90332) pertaining to the Photon Dynamics, Inc. 1995 Stock Option Plan and 1995 Employee Stock Purchase Plan; the Registration Statement (Form S-8 No. 333-97037) pertaining to the Photon Dynamics, Inc. 2001 Equity Incentive Plan; the Registration Statement (Form S-8 No. 333-104809) pertaining to the Photon Dynamics, Inc. 1995 Stock Option Plan and 1995 Employee Stock Purchase Plan; the Registration Statement (Form S-8 No. 333-117021) pertaining to the Photon Dynamics, Inc. 1995 Amended and Restated Stock Option Plan and 1995 Employee Stock Purchase Plan, of our report dated October 24, 2004, with respect to the consolidated financial statements and schedule of Photon Dynamics, Inc., included in this Annual Report (Form 10-K) for the year ended September 30, 2004.

                                                /s/ ERNST & YOUNG LLP
                                                ---------------------

Palo Alto, California
December 13, 2004